Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Exchange Act, the undersigned hereby agree to the joint filing with each other on behalf of each of them to such a statement on Schedule 13D with respect to the shares of Common Stock or other securities of MFA Financial, Inc. beneficially owned by each of them.  Each of the undersigned hereby expressly authorizes each other party to file on its behalf any and all amendments to such statement.  This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

Dated: September 18, 2020

SAR PUBLIC HOLDINGS II, L.L.C.

By:	SOF-XI U.S. Private SAR Holdings, L.P. and SOF-XI U.S. Institutional SAR Holdings, L.P., its Co-Managing Members
By:	Starwood XI Management Holdings GP, L.L.C., its General Partner
By:	Starwood XI Management, L.P., its Sole Member
By:	Starwood XI Management GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

SOF-XI U.S. PRIVATE SAR HOLDINGS, L.P.

By:	Starwood XI Management Holdings GP, L.L.C., its General Partner
By:	Starwood XI Management, L.P., its Sole Member
By:	Starwood XI Management GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

SOF-XI U.S. INSTITUTIONAL SAR HOLDINGS, L.P.

By:	Starwood XI Management Holdings GP, L.L.C., its General Partner
By:	Starwood XI Management, L.P., its Sole Member
By:	Starwood XI Management GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD XI MANAGEMENT HOLDINGS GP, L.L.C.

By:	Starwood XI Management, L.P., its Sole Member
By:	Starwood XI Management GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD XI MANAGEMENT, L.P.

By:	Starwood XI Management GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD XI MANAGEMENT GP, L.L.C.

By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

SSF U.S. INVESTCO C, L.P.

By:	Starwood SSF U.S. Holdco C GP, L.L.C., its General Partner
By:	Starwood Distressed Special Situations Co-Invest C, L.P., its Sole Member
By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD SSF U.S. HOLDCO C GP, L.L.C.

By:	Starwood Distressed Special Situations Co-Invest C, L.P., its Sole Member
By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD DISTRESSED SPECIAL SITUATIONS CO-INVEST C, L.P.

By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

SSF U.S. INVESTCO K, L.P.

By:	Starwood SSF U.S. Holdco K GP, L.L.C., its General Partner
By:	Starwood Distressed Special Situations Co-Invest K, L.P., its Sole Member
By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD SSF U.S. HOLDCO K GP, L.L.C.

By:	Starwood Distressed Special Situations Co-Invest K, L.P., its Sole Member
By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD DISTRESSED SPECIAL SITUATIONS CO-INVEST K, L.P.

By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

SSF U.S. INVESTCO S, L.P.

By:	Starwood SSF U.S. Holdco S GP, L.L.C., its General Partner
By:	Starwood Distressed Special Situations Co-Invest S, L.P., its Sole Member
By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD SSF U.S. HOLDCO S GP, L.L.C.

By:	Starwood Distressed Special Situations Co-Invest S, L.P., its Sole Member
By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD DISTRESSED SPECIAL SITUATIONS CO-INVEST S, L.P.

By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

SSF U.S. INVESTCO, L.P.

By:	SSF U.S. Holdco GP, L.L.C., its General Partner
By:	Starwood Distressed Special Situations Co-Invest, L.P., its Sole Member
By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

SSF U.S. HOLDCO GP, L.L.C.

By:	Starwood Distressed Special Situations Co-Invest, L.P., its Sole Member
By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD DISTRESSED SPECIAL SITUATIONS CO-INVEST, L.P.

By:	Starwood Distressed Special Situations Co-Invest GP, L.P., its General Partner
By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD DISTRESSED SPECIAL SITUATIONS CO-INVEST GP, L.P.

By:	Starwood SSF GP, L.L.C., its General Partner
By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD SSF GP, L.L.C.

By:	Starwood Capital Group Global II, L.P., its Sole Member
By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD CAPITAL GROUP GLOBAL II, L.P.

By:	SCGG II GP, L.L.C., its General Partner
By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

SCGG II GP, L.L.C.

By:	Starwood Capital Group Holdings GP, L.L.C., its Sole Member

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

STARWOOD CAPITAL GROUP HOLDINGS GP, L.L.C.

By:	/s/ Ellis Rinaldi
	Name:	Ellis Rinaldi
	Title:	Authorized Signatory

BSS SCG GP HOLDINGS, LLC

By:	/s/ Barry S. Sternlicht
	Name:	Barry S. Sternlicht
	Title:	Managing Member

BARRY S. STERNLICHT

/s/ Barry S. Sternlicht